FundX ETF – XCOR
FundX Aggressive ETF – XNAV

Supplement dated March 24, 2023 to
the Statement of Additional Information (“SAI”)
dated January 30, 2023

Effective immediately, the Trustee Ownership of Fund Shares and Other Interests table is replaced with the below:

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in each Fund and the amount of shares in other portfolios of the Trust owned by the Independent Trustees as of the calendar year ended December 31, 2022.

Amount Invested Key A.$0 B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.over $100,000

Dollar Range of Fund Shares Owned
Name	Flexible Income Fund	Conservative Upgrader Fund	Sustainable Impact Fund	FundX ETF	FundX Aggressive ETF	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Jan Gullett	C	A	C	C	A	D
Gregg Keeling	C	C	C	C	A	C
Kimun Lee	A	A	B	A	A	B
Interested Trustees
Janet Brown	A	A	E	A	E	E

Please retain this Supplement with your SAI dated January 30, 2023 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the SAI.